FOURTH AMENDMENT TO CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of June 14, 1996, by and among LaSalle National Bank, a national banking association with its principal offices located in Chicago, Illinois, as agent for the Lenders hereunder (the "Agent"), various financial institutions which are, or may become, signatories or parties hereto (individually, a "Lender" and collectively, the "Lenders"), and Continental Waste Industries, Inc., a Delaware corporation ("CWI"), together with its Subsidiaries, which currently consist of Barker Brothers, Inc., a Tennessee corporation, Barker Brothers Waste, Inc., a Tennessee corporation, Berrien County Landfill, Inc., a Michigan corporation, Bluegrass Recycling & Transfer Company, a Kentucky corporation, Commercial Waste Disposal, Inc., a Kentucky corporation, Covington Waste, Inc., a Tennessee corporation, CWI of Illinois, Inc., an Illinois corporation, CWI of Missouri, Inc., a Missouri corporation, CWI Venture, Inc., a New Jersey corporation, FLL, Inc., a Michigan corporation, G.E.M. Environmental Management Inc., a Delaware corporation, Gila Bend Regional Landfill, Inc., an Arizona corporation,
Greenfield Environmental Development Corp., a Delaware corporation, Jamax Corporation, an Indiana corporation, Karat Corp., a New Jersey corporation, Midwest Material Management, Inc. an Indiana corporation, Northwest Tennessee Disposal Corporation, a Tennessee corporation, Prichard Landfill Corporation, a West Virginia corporation, Sandy Hollow Landfill Corp., a West Virginia corporation, Sanifill, Inc., a Tennessee corporation, Southern Illinois Regional Landfill, Inc., an Illinois corporation, South Trans, Inc., a New Jersey corporation, Springfield Environmental, Inc., a Delaware corporation, Springfield Environmental, Inc., an Indiana corporation, Triple G Landfills, Inc., an Indiana corporation, United Refuse Co., Inc., an Indiana corporation, Victory Environmental Services, Inc., a Delaware corporation, Victory Waste Incorporated, a California corporation, WPP Continental de Costa Rica S.A., a Costa Rican corporation, WPP Services, Inc., an Ohio corporation, ASCO Sanitation, Inc., a Mississippi corporation, Gilliam Transfer, Inc., a Missouri corporation, Anderson Refuse Co Inc, an Indiana corporation, Terre Haute Recycling, Inc., an Indiana corporation, NationsWaste, Inc., a Delaware corporation, Northeast Sanitary Landfill, Inc., a South Carolina corporation, Schofield Corporation of Orlando, a Florida corporation, and Holland Excavating, Inc., a Florida corporation, individually, CWI and any of said other corporations may be referred to herein as a "Borrower," and collectively are sometimes referred to as the "Borrowers").

                                   WITNESSETH:

         WHEREAS, the Borrowers and the Lenders have previously entered into that certain Credit Agreement dated as of March 28, 1995, as amended by a First Amendment to Credit Agreement dated June 6, 1995, a Second Amendment to Credit Agreement dated October 5, 1995, and a Third Amendment to Credit Agreement dated January 31, 1996 (as so amended, the "Credit Agreement," with terms used but not otherwise defined herein being used with the same meanings as therein defined), whereunder Lenders have made certain Loans to Borrowers;

         WHEREAS, the Borrowers have requested that the Lenders increase the amount of the Commitment from $45,000,000 to $70,000,000 and make certain other modifications to the Credit Agreement;

         WHEREAS, the Lenders are willing to increase such Commitment and make such modifications upon the terms and conditions set forth herein;

         NOW, THEREFORE, for and in consideration of the foregoing premises and of the mutual agreements, promises and covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Loan Documents. The Credit Agreement and all of the Loan Documents are hereby amended such that all references therein to the Credit Agreement or any other Loan Documents are hereby deemed to include this Amendment and the amendments to the Credit Agreement and the Loan Documents contained herein.

         2. Section 2.A.1. Revolving Loans. Sections 2.A.1. and 2.A.2 of the Credit Agreement are hereby deleted in their entirety and replaced with the following:

         "2.A.1. Revolving Loans. Subject to the terms and conditions of this Agreement, the Lenders agree to lend to the Borrowers from time to time until the earlier of the Termination Date or the occurrence of either a Default or an Event of Default hereunder (the earlier of such date being hereinafter referred to as the "Expiration Date"), such sums, in a minimum amount(s) as set forth in
Section 3.B hereof, as Borrowers may request from time to time by a Borrowing Notice pursuant to Section 3.C hereof; provided, however, that the aggregate principal amount of all loans outstanding under this Section 2.A.1 (individually, a "Revolving Loan" or "Loan" or, collectively, the "Revolving Loans" or "Loans") plus the Stated Amount of all letters of credit issued pursuant to Section 2.B hereof (the "Letters of Credit") at any one time shall not exceed Seventy Million Dollars ($70,000,000) (such amount hereinafter referred to as the "Commitment" and/or cumulatively for all Lenders as the or their "Commitments"). Each Borrowing of Loans shall be made ratably from the Lenders in proportion to their respective Commitments. Subject to the terms and conditions hereof, the Borrowers may borrow or repay and reborrow hereunder, from the date hereof until the Expiration Date, either the full amount of the Commitments or any lesser sum in the minimum amounts referred to herein. If, at any time, the Loans plus the Stated Amount of outstanding Letters of Credit exceed the Commitment, the Borrowers shall immediately notify the Agent of the existence of and pay to the Agent the amount of such excess. The maximum amount of the Commitment of each Lender, which is also the maximum amount of Loans which each Lender agrees to extend to the Borrowers, shall be as set forth opposite its name on the applicable signature page hereof (subject to any reductions thereof pursuant to the terms hereof). For all purposes of this Agreement, where a determination of the unused or available amount of the Commitment is necessary, the Loans and the Letter of Credit Utilization shall be deemed to utilize the Commitments. The obligations of the Lenders hereunder are several and not joint and no Lender shall under any circumstances be obligated to extend credit hereunder in excess of its Commitment.

         "2.A.2. Revolving Notes. In order to evidence the Loans, concurrently herewith, the Borrowers will execute and deliver promissory notes payable to the order of each Lender in the principal amount of its Commitment, substantially in the form of Exhibit A-1 hereto, with appropriate insertions (together with any and all amendments, modifications, supplements, substitutions, renewals, extensions and restatements, thereof and therefor, whether individually or collectively, the "Revolving Note" or "Note" or the "Revolving Notes" or "Notes"). The Loans and the Notes shall mature on the Termination Date and shall bear and pay interest as set forth in Section 3 hereof."

         3. Section 2.B(a) Letters of Credit. Section 2.B(a) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

         "(a) General Terms. Subject to all of the terms and conditions hereof, the Commitment may be availed of in the form of Letters of Credit, provided that the aggregate outstanding amount of Letter of Credit Utilization by the Borrowers hereunder shall in no event exceed the lesser of (aa) the unused amount of the Commitments or (bb) $15,000,000. The Letters of Credit shall be issued by the Agent, but each Lender shall be obligated to reimburse the Agent for a pro rata share of the amount of each draft drawn thereunder and, accordingly, each Letter of Credit shall be deemed to utilize the Commitments of all Lenders pro rata in accordance with the respective amounts thereof. For all purposes of this Agreement, each Existing Letter of Credit shall be deemed to be a Letter of Credit issued hereunder."

         4.       Section 8.A.1 Financial Covenants.

                  The following  Section  8.A.1(f) is hereby added to the Credit
Agreement:

         "(f) The Borrowers'  Consolidated ratio of (a) interest-bearing debt to
(b) Stockholders' Equity plus interest-bearing debt, as determined as of the end of each quarter of CWI's Fiscal Year, shall not be greater than 0.50:1."

         5.       Conditions.

         5.A. Delivery of Documents as Conditions Precedent. The delivery by or on behalf of the Borrowers of each of the following documents to the Agent, each of which shall be satisfactory to the Agent in substance and form, shall constitute separate and distinct conditions precedent to the effectiveness of this Amendment:

         5.A.1.  A copy of this Amendment duly executed by Borrowers.

         5.A.2.  The Revolving Notes duly executed by the Borrowers.

         5.A.3. A Reaffirmation of Environmental Indemnity Agreement in the form attached hereto as Exhibit A-2 duly executed by the Borrowers.

         5.A.4. A Reaffirmation of Security Agreement in the form attached hereto as Exhibit A-3 duly executed by the Borrowers.

         5.A.5. A Reaffirmation of Stock Pledge Agreement in the form of Exhibit A-4 hereto duly executed by the Pledgors.

         5.A.6. Certificate of Secretary of the Borrowers as to (I) resolutions authorizing entry into, execution, delivery and performance of its obligations under this Amendment and the Loan Agreement and related Loan Documents to which it is a party, (ii) the incumbency and signatures of the officers authorized to execute on its behalf the Loan Documents to which it is a party, and (iii) no change in the Certificates of Incorporation and bylaws of the Borrowers provided to Bank.

         5.A.7. In form and substance satisfactory to the Agent, any other documents which the Agent may reasonably request from or to be delivered by the Borrowers from time to time to effect the intent of this Amendment and the Loan Documents, which shall include but not be limited to modifications to the Mortgages and date-down endorsements on existing title policies.

         5.B. Facility Fee. The Borrowers shall pay to the Agent for the ratable account of the Lenders a facility fee equal to $62,500 upon execution of this Amendment, and an additional fee of $62,500 (the "Additional Fee") within 120 days of the date of this Amendment; provided, however, that Borrowers shall not be required to pay the Additional Fee if, within 120 days of the date hereof, Borrowers direct the Agent to permanently reduce the amount of the Commitment from $70,000,000 to $45,000,000 (which Commitment shall be reduced ratably among the Lenders), and Borrowers repay to the Lenders the aggregate principal amount of the Loans and Letter of Credit Utilization then outstanding in excess of $45,000,000, plus interest accrued thereon.

         6.       Representations; Warranties; Covenants.

         6.A.     To induce the Agent and the Lenders to execute this Amendment, the Borrowers jointly and severally represent and warrant that, as of the date hereof:

                  (i) the representations and warranties set forth in the Credit Agreement, including, without limitation, those set forth in Section 7 thereof, and in the Loan Documents to which any Borrower is a party, are true and correct;

                  (ii) the covenants and agreements set forth in the Credit Agreement, including, without limitation, those set forth in Section 8 thereof as amended hereby, and in the other Loan Documents to which any Borrower is a party, are not currently being breached and are inviolate;

                  (iii) no Default or Event of Default currently exists under the Credit Agreement or any Loan Documents and is continuing; and

                  (iv) the Borrowers have taken all corporate action necessary to enter into and authorize the execution and delivery of this Amendment and the other Loan Documents to be executed and delivered hereunder.

         6.B. Within 90 days of the date hereof, Borrowers shall deliver to Lenders an opinion of outside legal counsel in form and substance acceptable to Lenders and covering such items as Lenders shall request.

         7. Reimbursement for Costs. As further inducement for the Agent and the Lenders to execute this Amendment, the Borrowers agree to reimburse the Agent for any costs or expenses any such party may incur in connection with the negotiation and drafting of this Amendment, including all attorneys' fees.

         8. Governing Law; Successors and Assigns. This Amendment has been executed, delivered and accepted in and shall be deemed to have been made under and shall be governed by and construed in accordance with the internal laws of the State of Illinois without regard to its conflict of law rules. This Amendment shall be binding upon Borrowers and their respective successors and assigns and shall inure to the benefit of Agent, the Lenders and their respective successors and assigns; provided, however, that Borrowers shall not have the right to assign their rights or interests hereunder or under the Credit Agreement without the prior written consent of Agent.

         9. Release. Borrowers, for and on behalf of their successors and assigns, hereby release, forever discharge and agree to hold harmless Agent and each Lender, and their respective successors and assigns, from any and all claims, actions or causes of action heretofore arising in any manner under, pursuant to or with respect to the Credit Agreement or the Loan Documents or Agent's or any Lender's administration or actions under, pursuant to or with respect to the Credit Agreement or the Loan Documents and from any suit or proceeding relating to the foregoing at any time against Agent or any Lender.

         10. Amendment; Ratification; No Waiver. The Credit Agreement and the other Loan Documents to which any Borrower is a party are hereby amended in all other respects to give effect to the foregoing amendments and agreements and, as so amended, shall remain in full force and effect and shall continue to constitute the valid and binding obligations of the Borrowers enforceable in accordance with their respective terms. This Amendment shall not be deemed to constitute or shall not be construed as a waiver of any rights, remedies, collateral or other security of or granted to the Bank under the foregoing or of any Event of Default or other default or breach which has occurred and is continuing thereunder as of the date hereof.

         11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original hereof and all of which together shall constitute one and the same document.


         IN WITNESS WHEREOF, the Borrowers, the Agent and the Lenders have caused their respective officers, thereunto duly authorized, to execute this Amendment as of the date first above written.

BORROWERS:

CONTINENTAL WASTE INDUSTRIES,   INC.
By:______________________________
Name:  Jeffrey E. Levine
Title: Senior Vice President

BARKER BROTHERS, INC.
By:
Name:  Jeffrey E. Levine
Title: Vice President

BARKER BROTHERS WASTE, INC.
By:
Name:  Jeffrey E. Levine
Title: Vice President

BERRIEN COUNTY LANDFILL, INC.
By:
Name:  Jeffrey E. Levine
Title: Vice President

BLUEGRASS RECYCLING & TRANSFER  COMPANY
By:
Name:  Jeffrey E. Levine
Title: Vice President

COMMERCIAL WASTE DISPOSAL, INC.
By:
Name:  Jeffrey E. Levine
Title: Vice President

COVINGTON WASTE, INC.
By:
Name:  Jeffrey E. Levine
Title: Vice President

CWI OF ILLINOIS, INC.
By:
Name:  Jeffrey E. Levine
Title: Vice President

CWI OF MISSOURI, INC.
By:
Name:  Jeffrey E. Levine
Title: Vice President

CWI VENTURE, INC.
By:
Name:  Jeffrey E. Levine
Title: Vice President

FLL, INC.
By:
Name:  Jeffrey E. Levine
Title: Vice President

G.E.M. ENVIRONMENTAL MANAGEMENT   INC.
By:
Name:  Jeffrey E. Levine
Title: Vice President

GILA BEND REGIONAL LANDFILL, INC.
By:
Name:  Jeffrey E. Levine
Title: Vice President

GREENFIELD ENVIRONMENTAL DEVELOPMENT  CORP.
By:
Name:  Jeffrey E. Levine
Title: Vice President

JAMAX CORPORATION
By:
Name:  Jeffrey E. Levine
Title: Vice President

KARAT CORP.
By:
Name:  Jeffrey E. Levine
Title: Vice President

MIDWEST MATERIAL MANAGEMENT, INC.
By:
Name:  Jeffrey E. Levine
Title: Vice President

NORTHWEST TENNESSEE DISPOSAL CORPORATION
By:
Name:  Jeffrey E. Levine
Title: Vice President

PRICHARD LANDFILL CORPORATION
By:
Name:  Jeffrey E. Levine
Title: Vice President

SANDY HOLLOW LANDFILL CORP.
By:
Name:  Jeffrey E. Levine
Title: Vice President

SANIFILL, INC.
By:
Name:  Jeffrey E. Levine
Title: Vice President

SOUTHERN ILLINOIS REGIONAL LANDFILL, INC.
By:
Name:  Jeffrey E. Levine
Title: Vice President

SOUTH TRANS, INC.
By:
Name:  Jeffrey E. Levine
Title: Vice President

SPRINGFIELD ENVIRONMENTAL, INC.
By:
Name:  Jeffrey E. Levine
Title: Vice President

SPRINGFIELD ENVIRONMENTAL, INC.
By:
Name:  Jeffrey E. Levine
Title: Vice President

TRIPLE G LANDFILLS, INC.
By:
Name:  Jeffrey E. Levine
Title: Vice President

UNITED REFUSE CO., INC.
By:
Name:  Jeffrey E. Levine
Title: Vice President

VICTORY ENVIRONMENTAL SERVICES, INC.
By:
Name:  Jeffrey E. Levine
Title: Vice President

VICTORY WASTE INCORPORATED
By:
Name:  Jeffrey E. Levine
Title: Vice President

WPP CONTINENTAL DE COSTA RICA S.A.
By:
Name:  Jeffrey E. Levine
Title: Vice President

WPP SERVICES, INC.
By:
Name:  Jeffrey E. Levine
Title: Vice President

ASCO SANITATION, INC.
By:______________________________
Name:  Jeffrey E. Levine
Title: Vice President

GILLIAM TRANSFER, INC.
By:_______________________________
Name:  Jeffrey Levine
Title: Vice President

ANDERSON REFUSE CO INC
By:________________________________
Name:  Jeffrey Levine
Title: Vice President

TERRE HAUTE RECYCLING, INC.
By:_________________________________
Name:  Jeffrey Levine
Title: Vice President

NATIONSWASTE, INC.
By:_________________________________
Name:  Jeffrey Levine
Title: Vice President

NORTHEAST SANITARY LANDFILL, INC.
By:_________________________________
Name:  Jeffrey Levine
Title: Vice President

SCHOFIELD CORPORATION OF ORLANDO
By:_________________________________
Name:  Jeffrey Levine
Title: Vice President

HOLLAND EXCAVATING, INC.
By:_________________________________
Name:  Jeffrey Levine
Title: Vice President

                                            AGENT:

                                            LASALLE NATIONAL BANK, as Agent

                                            By:
                                            Name:   Mike Foster
                                            Title:  Senior Vice President

                                            Address:  120 South LaSalle Street
                                                      Chicago, Illinois  60603
                             Telephone: 312-904-2791
                             Telecopy: 312-904-8544


                                            LENDERS:

                              LASALLE NATIONAL BANK

120 South LaSalle Street      By:
Chicago, Illinois  60603      Name:   Mike Foster
                              Title:  Senior Vice President
Telephone:  312-904-2791
Telecopy:   312-904-8544

Amount of Commitment:      $23,333,333.34


                              THE FIRST NATIONAL BANK OF BOSTON

100 Federal Street            By:
Boston, MA  02106             Name:
                              Title:
Telephone:  617-434-4295
Telecopy:   617-434-2160

Amount of Commitment:      $23,333,333.33


                              BANK OF AMERICA ILLINOIS

231 South LaSalle Street      By:
Chicago, Illinois  60603      Name:
                              Title:
Telephone:  312-828-8363
Telecopy:   312-828-1974

Amount of Commitment:      $23,333,333.33